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                                                                   Exhibit 10.10


          FORM OF DIRECTOR'S WARRANT TO PURCHASE SHARES OF COMMON STOCK
                               AMAZESCAPE.COM INC.

     THE WARRANTS AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THE WARRANTS AND COMMON STOCK ISSUABLE ON EXERCISE OF WARRANT MAY NOT BE SOLD UNLESS THERE IS A REGISTRATION STATEMENT IN EFFECT COVERING THE WARRANTS AND COMMON STOCK OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.


Void after 5:00 P.M., New York City time, on October 15, 2002


For the purchase of up to 25,000 shares of Common Stock



                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                              AMAZESCAPE.COM INC.


     This is to certify that, for value received,            whose address is
                                              or its assigns (the "Holder" or
"Holders") is entitled to purchase, subject to the provisions of this Warrant, (this "Warrant"), from AmazeScape.com Inc., a Nevada corporation (the "Company"), having a principal place of business located at 264 Airmont Ave.,
Mahwah, NJ 07430, a total of                          (              ) shares
(the "Warrant Shares") of Common Stock, $.0005 par value per share, of the Company (the "Common Stock"), at any time commencing from the date of issuance (the "Exercise Commencement Date") until 5:00 P.M., New York City time, October 15, 2002 (which shall be referred to herein as the "Exercise Term"), at an exercise price of $1.00 per share of Common Stock, subject to adjustment as set forth hereinafter (the "Purchase Price"). This Warrant and any warrant resulting from a transfer or subdivision of this Warrant shall sometimes hereinafter be referred to as a "Warrant." The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid per share of Common Stock may be adjusted from time to time as set forth in Section 8 below.

     This Warrant is being issued in consideration for the Holder serving as Director of the Company as elected on October 15, 1999 for a period of one (1) year.

     1. Exercise of Warrant. This Warrant shall entitle the Holder thereof to purchase the Warrant Shares at an exercise price equal to $1.00 per share. This Warrant may also be exercised in whole or in part at any time or from time to time during the period commencing on the Exercise Commencement Date through the last day of the Exercise Term, or if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Purchase Price for the number of shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder.

         (a) Normal Exercise: Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise and accompanied by the appropriate payment for the Warrant Shares issuable upon such exercise, the Holder shall be deemed to be the holder of record of such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. Certificates for the Warrant Shares shall be delivered to the Holder within a reasonable time, not to exceed five (5) business days following the exercise of this Warrant (the "Delivery Date").

         (b)      Cashless Exercise: Upon receipt by the Company of this Warrant at
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                  its office in proper form for exercise and accompanied by an instruction to the Company from the Holder to effect a cashless exercise of the Warrant, the Holder shall be sent on the Delivery Date an amount equal to the product of:

                         (i) the Warrant Shares issuable upon such exercise, and

                         (ii) the Market Price (as defined below) on the
                    Delivery Date reduced by $1.00 and any per share expenses incurred in executing sales of Warrant Shares issuable upon such exercise.

     2. Redemption by the Company. The Company shall have the right to repurchase from the holder and the Holder shall be obligated to sell to the Company, the Warrant in its entirety for the total price of $1.00 if the Company does not complete a merger with a publicly traded company on or before June 30, 2000.

     3. Registration Rights. The Company shall cause all Warrant Shares to be registered, at its expense, for sale or resale under the Securities Act (defined below) pursuant to an appropriate registration statement, as a condition to the closing of any merger or acquisition involving the Company that results in the Company's stockholders holding shares of publicly-traded stock and either (a) in connection with the shares to be registered in connection with any such the merger or acquisition (i.e. piggyback registration) or (b) pursuant to a separate registration of the Warrant Shares. The Company shall use its best diligent efforts to cause such registration statement to become effective as soon as possible after filing and, in the event of the Merger, concurrently with the closing. After registration, the Company shall use its best efforts to maintain a continuously effective registration statement covering such Warrant until all such Warrant Shares have been sold (or with respect to Warrant shares, the expiration of the Warrant without exercise).

     4. Reservation and Listing of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant, such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

     5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. Subject to Section 8(h) hereof, any fraction of a share called for upon any exercise hereof shall be cancelled and the Company shall pay to the Holder an amount of cash equal to the fair market value of such fractional share, based upon the then fair market value per share of Common Stock.

     6. Exchange; Transfer; Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company at its office or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to Section 10 hereof, upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay the applicable transfer tax, if any, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice signed by the Holder hereof specifying the names and denominations in which new Warrants are to be issued. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

     7. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company until exercise hereof.

     8. Adjustments of Purchase Price and Number of Shares.

         (a) Subdivision and Combination. In case the Company shall at any time subdivide the outstanding shares of Common Stock, the Purchase Price shall forthwith be proportionately increased or decreased.
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         (b) Adjustment in Number of Shares.

               (i) Upon each adjustment of the Purchase Price pursuant to the provisions of this Section 8, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Purchase Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Purchase Price.

         (c) Reclassification, Consolidation, Merger, Etc. In case of any reclassification or change of the outstanding Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or a substantial part of the property of the Company, the Holder shall thereafter have the right to purchase the kind and number of shares of Common Stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Warrant Shares immediately prior to any such events at a price equal to the product of (x) the number of Warrant Shares and (y) the Purchase Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants; provided, however, that nothing contained herein shall cause the number of Warrant Shares to be decreased in the event of a combination of shares upon any such reclassification, change, consolidation, merger, sale or conveyance.

         (d) Adjustment of Purchase Price in Certain Cases. No adjustment of the Purchase Price shall be made: (i) upon the issuance or sale of Common Stock upon the exercise of warrants and options outstanding as of the date hereof, or (ii) upon the issuance of options granted pursuant to the Company's Stock Option Plans (the "Plans"); or (iii) upon the issuance of warrants to purchase Common Stock, with an exercise price not less than the fair market value of the Common Stock subsequent to the date hereof, or the sale of any shares of Common Stock pursuant to the exercise of any such warrants.

         (e) Dividends and Other Distributions with Respect to Securities. The Warrants are not entitled to any dividends, or other distributions which the Company may make.

         (f) Fractional Shares. As to any fraction of a share which the Holder Warrant would be entitled to purchase upon exercise of this Warrant, the Company shall pay, in lieu of such fractional interest, an amount in cash equal to the fair market value of such fractional interest, to the nearest one-hundredth of a share, computed on the basis of the Market Price, as set forth below. The Holder, by his acceptance hereof, expressly waives any right to receive any fractional share of stock or fractional Warrant upon exercise of this Warrant.

         As used herein, the phrase "Market Price" at any date shall be deemed to be the average of the last reported sale prices for the last three (3) trading days prior to such date, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported by the NASDAQ Stock Market, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ Stock Market, the average of the closing bid prices for the last three (3) trading days prior to such date as furnished by the NASDAQ Stock Market or similar organization if the NASDAQ Stock Market is not reporting such information, or if the Common Stock is not quoted on the NASDAQ Stock Market, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

         (g) Warrant Certificate After Adjustment. Irrespective of any change pursuant to this Section 8 in the Purchase Price or in the number, kind or class of shares or other securities or other property obtainable upon exercise of this Warrant, this Warrant may continue to express as the Purchase Price and as the number of shares obtainable upon exercise, the same price and number of shares as
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are stated herein.

         (h) Statement of Calculation. Whenever the Purchase Price shall be adjusted pursuant to the provisions of this Section 8, the Company shall forthwith file at its principal office, a statement signed by an executive officer of the Company specifying the adjusted Purchase Price determined as above provided in such section and a certificate of the independent public accountants regularly retained by the Company. Such statement shall show in reasonable detail the method of calculation of such adjustment and the facts requiring the adjustment and upon which the calculation is based. The Company shall forthwith cause a notice setting forth the adjusted Purchase Price to be sent by certified mail, return receipt requested, postage prepaid, to the Holder.

     9. Definition of "Common Stock". For the purpose of this Warrant, the term "Common Stock" shall mean, in addition to the class of stock designated as the Common Stock, $.0005 par value per share, of the Company on the date hereof, any class of stock resulting from successive changes or reclassifications of the Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If at any time, as a result of an adjustment made pursuant to one or more of the provisions of Section 8 hereof, the shares of stock or other securities or property obtainable upon exercise of this Warrant shall include securities of the Company other than Common Stock or securities of another corporation, then thereafter the amount of such other securities so obtainable shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in Section 8 hereof and all other provisions of this Warrant with respect to Common Stock shall apply on like terms to any such other shares or other securities.

     10. Transfer. Warrant may be assigned by the Holder, in whole or in part, to any of its members, managers, employees, other persons or entities who have provided services to or for the Holder in connection with its performance hereunder and any family members thereof. The Holder shall furnish the Company with prior written notice of any proposed assignment of Warrant.


     11. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

          (a) The Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) The Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any warrant, right or option to subscribe therefor; or

          (c) A dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed; or

          (d) There shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another entity; then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, warrants or options, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable
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securities or subscription rights, warrants or options, or any proposed dissolution, liquidation, winding up or sale.

     12. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

         (a) If to the Holder, to him at the address set forth in the preamble of this Warrant; or

         (b) If to the Company, to the address set forth in the preamble of this Agreement; or

         (c) In each case to such other address as either party may designate by notice to the other party.

     13. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Holder shall inure to the benefit of his successors and assigns hereunder.

     14. Termination. This Warrant will terminate on any earlier date when it has been entirely exercised and all the Shares issuable upon exercise of this Warrant have been resold to the public.

     15. Governing Law. This Warrant shall be deemed to be made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State.

     16. Entire Agreement; Amendment; Waiver. This Warrant and all attachments hereto and all incorporation by references set forth herein, set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Warrant may be amended, the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or waiver of the Holder. No course of dealing between or among any persons having any interest in this Warrant will be deemed effective to modify, amend or discharge any part of this Warrant or any rights or obligations of any person under or by reason of this Warrant.


                                        AMAZESCAPE.COM INC.

                                        By:


                                        Name: Anton Nicaj
                                        Title: President
                                        Dated: October 15, 1999



Attest:____________________________



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                              AMAZESCAPE.COM, INC.

                                 ASSIGNMENT FORM

                 (To be signed only upon assignment of Warrant)


  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



       ------------------------------------------------------------------.
             (Please print name, address and social security number)


the rights of the undersigned represented by this Warrant, to the extent of _______________________________ (_____________) shares of Common Stock, $.0005 par value per share, of AmazeScape.com, Inc. (the "Company") hereby irrevocably constituting and appointing _________________________________ Attorney to make such transfer on the books of the Company, with full power of substitution in the premises.


Dated: __________________________



______________________________________
Signature of Registered Holder



Signature Guaranteed: ________________




Note: The above signature must correspond with the name as it appears upon the front page of this Warrant in every particular, without alteration or enlargement or any change whatever.


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                               AMAZESCAPE.COM, INC.

                                 PURCHASE FORM

AMAZESCAPE.COM, Inc.
264 Airmont Ave,
Mahwah, NJ 07430


     The undersigned hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase hereunder, shares of Common Stock, $.0005 par value per share, of AmazeScape.com, Inc. (the
"Shares")provided for herein, and requests that certificates for the Shares be issued in the name of



       ------------------------------------------------------------------.
             (Please print name, address and social security number)


and, if said number of Shares shall not be all the Share purchasable hereunder, that a new Warrant for the balance of the Shares purchasable under this Warrant be registered in the name of the undersigned Warrant holder or his Assignee as below indicated and delivered to the address stated below.


Dated: _________________________, __________

Name of Warrant holder or Assignee:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:  ____________________________________________

Signature: ___________________________________________

                    (Please print)


Signature Guaranteed: __________________________________


Note: The above signature must correspond with the name as it appears upon the front page of this Warrant in every particular, without alteration or enlargement or any change whatever, unless this Warrant has been assigned.